SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 18,
1996

                       A V N E T,  I N C.

     (Exact name of Registrant as Specified in its Charter)

                            New York

          (State or Other Jurisdiction of Incorporation)

     1-4224                                  11-1890605
(Commission File Number)       (I.R.S. Employer Identification No.)


80 Cutter Mill Road, Great Neck, New York                  11021

     (Address of Principal Executive Offices)            (Zip Code)


                         (516) 466-7000

       Registrant's Telephone Number, Including Area Code


                         Not Applicable

  (Former Name or Former Address if Changed Since Last Report)



[ITEMS]
Item 5.   Other Events.

     The Registrant has entered into or amended the terms of the remuneration arrangements with one of its executive officers. The Registrant has also amended an existing consulting agreement with one of its directors. While the Registrant does not consider that any such arrangements reflect information which is "material" to security holders (as the term "material" is defined in Rule 12b-2 promulgated under the Securities Exchange Act), the Registrant deems it appropriate that remuneration arrangements with its officers and directors be available to its security holders and the public generally. Accordingly, such agreements are filed as Exhibits hereto.

[ITEMS]
Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

          (a)  Inapplicable.

          (b)  Inapplicable.

          (c)  Exhibits:

          10.1 Restated Employment Agreement dated June 29, 1996 between the
               Registrant and Mr. Leon Machiz.

          10.2 Amendment dated as of July 1, 1996
               to Consulting Agreement dated July
               1, 1993 between the Registrant and
               Mr. David Shaw.

          24.  Powers of Attorney

No other item of this report form is presently applicable to the registrant.

                        S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AVNET, INC.
                                   (Registrant)

Date: September 18, 1996           By:  s/Raymond Sadowski

                                   Raymond Sadowski
                                   Senior Vice President and
                                   Chief Financial Officer

                          EXHIBIT INDEX

Exhibit Number                     Description of Exhibit

     10.1           Restated Employment
                    Agreement dated June 29,
                    1996  between the
                    Registrant and Mr. Leon
                    Machiz.

     10.2           Amendment dated as of
                    July 1, 1996 to
                    Consulting Agreement
                    dated July 1, 1993
                    between the Registrant
                    and Mr. David Shaw.

     24             Powers of Attorney